                                  Exhibit 10.1


                                STANDBY AGREEMENT

     THIS STANDBY AGREEMENT (as it may be amended, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of July 21, 1994 by and between GRUBB & ELLIS COMPANY, a Delaware corporation (the "Company") and WARBURG, PINCUS INVESTORS, L.P., a Delaware limited partnership ("Warburg").

                                     RECITAL

          A. On March 28, 1994, the Company, Warburg and The Prudential Insurance Company of America ("Prudential") entered into a Term Sheet (the "Term Sheet") pursuant to which, among other things, the Company, subject to certain conditions, has agreed to undertake a rights offering (the "Rights Offering") in which the Company would issue to each holder of common stock (the "Common Stockholders") one nontransferable right (a "Right") for each share of Common Stock. Each Right would entitle the holder to purchase prior to the expiration date of such Right one share of Common Stock at a subscription price equal to $2.375 per share (the "Subscription Price"). Each Common Stockholder who validly exercises all of his or her Rights would have the right to oversubscribe at the Subscription Price for any additional shares of Common Stock to the extent that unsubscribed shares are available, up to a maximum number equal to the number of shares of Common Stock held by such holder as of the record date and subject to proration.

          B. Warburg and the Company have entered into a Loan and Security Agreement dated as of March 29, 1994 (the "Loan Agreement") pursuant to which Warburg agreed to make advances to the Company from time to time in an aggregate principal amount for all such advances outstanding not to exceed $10 million at any time (the "Bridge Loan").

          C. Warburg and the Company deem it desirable for Warburg to purchase shares of Common Stock not purchased by Common Stockholders in the Rights Offering, subject to a maximum obligation, as described herein.

          D. Warburg and the Company have agreed that concurrently with the purchase of Common Stock by Warburg, certain existing warrants and preferred stock of the Company held by Warburg would be amended. The number of shares issuable upon the exercise of such warrants and upon the conversion of such preferred stock will not be finally determined until the expiration of the rights offering.

          E. As consideration for agreeing to acquire unsubscribed shares of Common Stock in connection with the Rights Offering, the Company has agreed to issue to Warburg a warrant to purchase up to 325,000 shares of Common Stock; provided that the issuance of such warrant will be conditioned upon Warburg acquiring at least 500,000 shares of Common Stock pursuant to the stand-by commitment described in Section 2 below.

                                    AGREEMENT

          NOW, THEREFORE, the Company and Warburg hereby agree as follows:

          1. DEFINITIONS. The following terms used herein shall have the meanings set forth below:

          "CHARTER AMENDMENT" shall have the meaning set forth in Section 6.

          "CLOSING" shall mean the Closing of the transactions described in this Agreement, which shall be held at 9:00 a.m. on the Closing Date at the offices of Latham & Watkins, 505 Montgomery Street, Suite 1900, San Francisco, California, or such other time as may be agreed to by the parties hereto.

          "CLOSING DATE" shall mean the date that is one business day after the Rights Offering Termination Date, or such other date as may be agreed to by the parties hereto.

          "CONTINGENT WARRANTS" shall mean Contingent Stock Subscription Warrants Nos. ___ and ___ issued by the Company to Warburg that provide for the purchase of an aggregate of 373,818 shares of Common Stock at an exercise price of $5.00 per share.

          "FINANCING TRANSACTIONS" shall mean the transactions contemplated by the Term Sheet, including the Rights Offering, the amendments to the Preferred Stock, the amendments to the Warburg 1993 Warrants and the issuance of the New Warrants.

          "$5.00 WARRANTS" shall mean Stock Subscription Warrants Nos. 6 and 14 issued by the Company to Warburg that provide for the purchase of an aggregate of 340,000 shares of Common Stock at an exercise price of $5.00 per share.

          "$5.50 WARRANTS" shall mean Stock Subscription Warrants Nos. 7 and 12 issued by the Company to Warburg that provide for the purchase of an aggregate of 142,000 shares of Common Stock at an exercise price of $5.50 per share.

          "PREFERRED STOCK" shall mean the Senior Preferred Stock and the 5% Junior Convertible Preferred Stock

          "PROSPECTUS" shall mean the final prospectus included in the Registration Statement for use in connection with the issuance of the Rights.

          "REGISTRATION STATEMENT" shall mean the Company's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "1933 Act Regulations"), or such other appropriate Form under the 1933 Act and the 1933 Act Regulations, pursuant to which the Rights and underlying shares of Common Stock will be registered pursuant to the 1933 Act.

          "RIGHTS OFFERING TERMINATION DATE" shall mean the date on which the subscription period (as the same may be extended by the Company) under the Rights Offering expires.


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

          "SECURITIES" shall mean the shares of Common Stock acquired by Warburg pursuant to the standby commitment, the Series B Senior Preferred Stock, the Warburg Amended Warrant and the Warburg New Warrant.

          "SENIOR PREFERRED STOCK" shall mean the Company's 12% Senior Convertible Preferred Stock.

          "SERIES B SENIOR PREFERRED STOCK" shall mean the Company's Series B Senior Preferred Stock to be issued to Warburg in exchange for the Senior Preferred Stock as contemplated herein and in the Charter Amendment.

          "SUBSCRIPTION SHARES" shall mean the shares of Common Stock registered pursuant to the Registration Statement and issuable upon exercise of Rights.

          "WARBURG AMENDED WARRANT" shall have the meaning set forth in
     Section 4.

          "WARBURG NEW WARRANT" shall have the meaning set forth in Section 5.

          "WARBURG 1993 WARRANTS" shall mean the $5.00 Warrants and the $5.50 Warrants.

          2. STANDBY COMMITMENT. Subject to the terms and conditions of this Agreement, on the Closing Date, Warburg shall purchase at $2.375 per share all shares of Common Stock reserved for issuance pursuant to the exercise of the Rights and not validly purchased by Common Stockholders in the Rights Offering, subject to a maximum number of shares that will result in an aggregate purchase price paid by Warburg being equal to $10 million plus accrued interest on the Bridge Loan as of the Closing Date. The purchase price for such shares of Common Stock shall be paid by Warburg (i) first, through cancellation of the outstanding principal of and accrued interest on the Bridge Loan and (ii) thereafter through payment of funds directly to the Company (the "Additional Funds"). On the Rights Offering Termination Date, the Company shall notify Warburg of the number of shares of Common Stock validly purchased by Common Stockholders in the Rights Offering together with the number of shares of Common Stock that Warburg will be obligated to purchase pursuant to this Section 2, including a calculation of accrued interest on the Bridge Loan. The determination of the number of shares shall be made based upon the assumption that all Rights subject to guaranteed delivery (including payment of the exercise price related thereto) will be duly and validly exercised. On the Rights Offering Termination Date, the Company shall notify Warburg of the amount of Additional Funds, if any, that are required pursuant to clause (ii) above.

          3. REPAYMENT OF BRIDGE LOAN. Subject to the terms and conditions of this Agreement, on the Closing Date the Company shall repay any indebtedness outstanding under the Bridge Loan after giving effect to the transactions set forth in Section 2 above, and, upon such payment, any and all indebtedness outstanding under the Bridge Loan shall be deemed repaid and cancelled. Warburg shall deliver to the Company the Promissory Notes evidencing indebtedness under the Bridge Loan, marked "paid in full."

          4. EXCHANGE OF 1993 WARRANTS. Subject to the terms and conditions of this Agreement, on the Closing Date, Warburg shall surrender the Warburg 1993 Warrants to the Company in exchange for a new warrant (the "Warburg Amended Warrant"), which shall be in the form of Exhibit 4.1 hereto and shall provide for an exercise price of $3.50 per share. On the Rights Offering Termination Date, the Company shall notify Warburg of the number of shares of Common

Stock which will be issuable upon exercise of the Warburg Amended Warrant, which will be calculated to be that number of shares that the $5.00 Warrant would have represented the right to purchase plus the number of shares that the $5.50 Warrant would have represented the right to purchase, in both cases if the anti-dilution provisions of such Warburg 1993 Warrants had been applied through the Rights Offering Termination Date, including the issuances of securities contemplated by the Financing Transactions but excluding issuances of securities waived in the Letter Agreement Regarding Waiver of Certain Anti-Dilution Provisions among the Company, Warburg, Prudential and Joe F. Hanauer.

          5. ISSUANCE OF WARBURG NEW WARRANTS. Subject to the terms and conditions of this Agreement, in the event that the number of shares Warburg purchases pursuant to Section 2 equals or exceeds 500,000 shares, on the Closing Date, the Company shall issue to Warburg a warrant in the form of Exhibit 5.1 to purchase 325,000 shares of Common Stock for an exercise price of $2.375 per share (the "Warburg New Warrant").

          6. AMENDMENTS TO PREFERRED STOCK. Subject to the terms and conditions of this Agreement, on the Closing Date, the Company shall file with the Secretary of State of the State of Delaware an Amendment to the Company's Restated Certificate of Incorporation in the form of Exhibit 6.1 (the "Charter Amendment"), providing for certain amendments to the terms of the Preferred Stock. Upon the filing of the Charter Amendment, Warburg shall exchange certificates representing all of its shares of Senior Preferred Stock for an equal number of shares of Series B Senior Preferred Stock. On the Rights Offering Termination Date, the Company shall notify Warburg of the Series B Senior Preferred Stock Conversion Price (as defined in the Charter Amendment), which will be calculated based on the application through the Closing Date of the anti-dilution provisions of the Senior Preferred Stock, including after giving effect to the issuances of securities contemplated by the Financing Transactions but excluding issuances of securities waived in the Letter Agreement Regarding Waiver of Certain Anti-Dilution Provisions among the Company, Warburg, Prudential and Joe F. Hanauer.

          7. CANCELLATION OF CONTINGENT WARRANT. On the Closing Date, in the event that the Company is obligated to issue the Warburg New Warrant pursuant to
Section 5, Warburg shall surrender to the Company for cancellation the Contingent Warrants and the Company shall cancel such Contingent Warrants. The determination as to whether Warburg shall be obligated to surrender the Contingent Warrants shall be made on the Closing Date concurrently with the determination as to whether the condition set forth in Section 5 has been satisfied.

          8. REPRESENTATIONS AND WARRANTIES. (a) The Company hereby represents and warrants to Warburg as follows, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct:

               (1) At the time the Registration Statement becomes effective, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement becomes effective and at the Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with the information furnished to the Company in writing by Warburg expressly for use in the Registration Statement or in the Prospectus.

               (2) The documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and any documents hereafter filed deemed to be incorporated by reference into the Prospectus will, when they are filed with the Commission, comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (3) The consolidated financial statements (which term, as used herein, includes all related notes) included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations of the Company and its consolidated subsidiaries for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

               (4) This Agreement has been duly authorized, executed and delivered by the Company.

               (b) Warburg hereby represents and warrants to the Company, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct, that this Agreement has been duly authorized, executed and delivered by Warburg.

          9. ACTIONS ON OR PRIOR TO CLOSING. Each of Warburg and the Company covenant to take the following actions prior to Closing:

               (a) CONSENTS AND REASONABLE EFFORTS. Each of the Company and Warburg shall use its best efforts to obtain all consents, approvals, authorizations or waivers of any public, governmental or regulatory body or authority, including, without limitation, the filing, if required, of a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), and any and all consents, approvals or waivers from parties to contracts as may be necessary for the consummation of the transactions contemplated by this Agreement (the "Consents").

               (b) STOCKHOLDER APPROVAL. The Company shall use its best efforts to obtain approval of the transactions contemplated by this Agreement of holders of a majority of the Common Stock present in person or by proxy at the Company's Annual Meeting of Stockholders and entitled to vote on the Financing Transactions, other than Warburg and Prudential.

               (c) RIGHTS OFFERING. The Company shall take all steps reasonably required to complete the Rights Offering as contemplated by the Term Sheet. The commencement of the mailing of the Rights Certificates (as defined in the Prospectus) to the holders of record of the Common Stock shall take place as promptly as practicable after the day on which the Registration Statement becomes effective. The subscription period under the Rights Offering shall be at least 16 days.

          10. DELIVERIES AT CLOSING. (a) At the Closing, the Company shall deliver to Warburg the following:

               (1)  The duly executed Warburg Amended Warrant;

               (2)  Subject to satisfaction of the conditions set forth in
Section 5, the duly executed Warburg New Warrant;

               (3) A certificate representing the number of shares of Common Stock issued to Warburg pursuant to Section 2;

               (4) Payment of any amounts outstanding under the Bridge Loan after giving effect to the transactions described in Section 2;

               (5) A certificate representing 128,266 shares of Series B Senior Preferred Stock as contemplated by the Charter Amendment.

               (6) A certificate setting forth calculations of the number of shares and accrued interest as contemplated by Sections 2, 4 and 6;

               (7) Copies of the Restated Certificate of Incorporation, including all amendments thereto, of the Company certified by the Secretary of State of the State of Delaware as being in full force and effect on a recent date prior to the Closing Date, together with the by-laws of the Company, including all amendments thereto, certified by the Secretary or Assistant Secretary of the Company;

               (8) A copy of the Charter Amendment in the form filed with the Secretary of State of the State of Delaware.

               (9) Certificates of incumbency and corporate resolutions authorizing the execution, delivery and performance of this Agreement, the Warburg Amended Warrant and the Warburg New Warrant, and all other documents contemplated hereby and thereby, all in form and substance satisfactory to Warburg and its counsel.

               (10) A certificate of an officer of the Company certifying
(a) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date and (b) that the subscription period under the Rights Offering has expired.

          (b) At the Closing, Warburg shall deliver to the Company the following:

               (1)  Any Additional Funds required to be paid pursuant to clause
(ii) of Section 2 above.

               (2) All Promissory Notes delivered pursuant to the Loan Agreement, which Notes shall be irrevocably cancelled;

               (3)  The Contingent Warrant, to be cancelled;

               (4)  The Warburg 1993 Warrants, to be cancelled; and

               (5) Certificates No. 3 and No. 6 representing 128,266 shares of Senior Preferred Stock, to be cancelled.

               (6) A certificate of a duly authorized representative of Warburg certifying that Warburg has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

          11. CONDITIONS TO OBLIGATIONS OF WARBURG AND THE COMPANY. The obligations of the Company and Warburg to effect the transactions described in this Agreement are subject to the satisfaction of the following conditions, unless waived in writing by both Warburg and the Company:

               (a) The Registration Statement shall have become effective not later than the date it is mailed to the Common Stockholders; and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

               (b) Holders of shares of Common Stock representing a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the Financing Transactions, other than Warburg and Prudential, shall have voted to approve the transactions set forth in this Agreement.

               (c)  The Rights Offering Termination Date shall have occurred.

               (d) All necessary Consents shall have been obtained and the applicable notification period under the HSR Act shall have terminated.

               (e) The Company and Prudential shall have entered into the Amendment to the Prudential Debt Agreement in the form attached hereto as
Exhibit 11.1 and shall have consummated the transactions contemplated thereby.

          12. CONDITIONS TO OBLIGATIONS OF WARBURG. The obligations of Warburg to effect the transactions described in this Agreement are subject to the satisfaction of the following conditions, unless waived in writing by Warburg:


               (a) The Company shall have duly delivered to Warburg the funds and the documents set forth in Section 10(a).

               (b) The Company shall have filed with the Secretary of State of the State of Delaware the Charter Amendment.

               (c) The Stockholders' Agreement among the Company, Warburg, Prudential and Joe F. Hanauer shall have been amended as described in the Company's Proxy Statement with respect to the 1994 Annual Meeting of Stockholders.

          13. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to effect the transactions described in this Agreement are subject to the satisfaction of the following conditions, unless waived in writing by the
Company:

               (a) Warburg shall have duly delivered to the Company the funds and the documents set forth in Section 10(b).

          14.  ACTIONS AFTER CLOSING.

               (a) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) for the twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

               (b) The Company will use the net proceeds received by it from the sale of the Subscription Shares in the manner specified in the Prospectus under "Use of Proceeds."

               (c) The Company agrees to indemnify and hold harmless, to the full extent permitted by law, Warburg and each person, if any, who controls Warburg within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, reasonable attorneys' fees and any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever (which fees and expenses shall be reimbursed to Warburg on a current basis within 30 days of invoice therefor), and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the 1933 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by Warburg expressly for use therein.

               (d) Warburg agrees to indemnify and hold harmless, to the full extent permitted by law, the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, reasonable attorneys' fees and any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever (which fees and expenses shall be reimbursed to the Company on a current basis within 30 days of invoice therefor), and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the 1933 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by Warburg to the Company specifically for inclusion in such Registration Statement or Prospectus and has not been corrected in a subsequent writing prior to or concurrently with the effective date of the Registration Statement.

               (e) Promptly after receipt by an indemnified party under subsection (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) in the reasonable judgment of the indemnified party, based upon advice of its counsel, a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims (in which case, the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties; provided that, with respect to clause (iii), the indemnifying party has consented in writing to the indemnified party's choice of counsel, which consent shall not be unreasonably withheld. In the event one or more law firms has represented both the indemnifying party and the indemnified party (the "Joint Counsel"), and the indemnified party retains separate counsel, the indemnified party agrees that it shall not object to the continued use of the Joint Counsel by the indemnifying party and further agrees to waive any conflicts of interest. Under no circumstances shall any indemnified party take a position or make an argument in any proceeding in which such party is being indemnified that is inconsistent with or prejudicial to any position or argument advanced by the indemnifying party. If so requested by the indemnifying party, the indemnified party shall appeal a judgment rendered against such indemnified party; provided that the cost of such appeal shall be borne by the indemnifying party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section to the contrary notwithstanding, an indemnifying party (A) shall not be liable for any settlement of any claim or action effected without its written consent;

provided, however, that such consent was not unreasonably withheld; (B) shall be liable for the cost of appealing any judgment rendered against an indemnified party, or for any increase in the amount of a judgment resulting from such appeal, only if the indemnifying party has consented in writing to such appeal, which consent may be withheld in the indemnifying parties's sole discretion; and
(C) shall be liable for a judgment rendered against an indemnified party only if such judgment is final and nonappealable.

          15.  TRANSFER OF SECURITIES.

               (a) REPRESENTATION OF WARBURG. Warburg represents that it is an "Accredited Investor" as defined in Rule 501 of the General Rules and Regulations under the Securities Act of 1933.

               (b) INVESTMENT PURPOSE. Warburg is acquiring the Securities for its own account and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended.

               (c) TRANSFER OF SECURITIES. The Securities shall not be transferable except upon the conditions specified in this Section 15, which conditions are intended to insure compliance with the provisions of the Securities Act and state securities laws in respect of the transfer of any such Securities.

               (d) RESTRICTIVE LEGENDS. (i) Unless and until otherwise permitted by this Section 15, each certificate for Securities shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THIS [SHARE OF PREFERRED/COMMON STOCK] [STOCK SUBSCRIPTION WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS STOCK SUBSCRIPTION WARRANT] AND [ANY SHARES ISSUABLE UPON CONVERSION OF SUCH SHARES] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS [SHARE OF PREFERRED/COMMON STOCK] [STOCK SUBSCRIPTION WARRANT] NOR ANY OF SUCH SHARES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT."

          (ii) Each certificate for Series B Senior Preferred Stock shall also be stamped or otherwise imprinted with a legend satisfying the requirements of Section 151(f) of the General Corporation Law of the State of Delaware.

          (iii) The Company may order its transfer agents for the Securities to stop the transfer of any Securities bearing the legend set forth in
     Section 15(d)(i) until the conditions of this Section 15 with respect to the transfer of such Securities have been satisfied.

               (e) NOTICE OF PROPOSED TRANSFER. At the time of any transfer or sale or proposed transfer or sale of any Securities, the Company may require written notice describing briefly the manner of such transfer or sale and a written opinion of counsel for the holder thereof (who may be inside counsel) to the effect that such transfer or sale may be effected without the registration of such Securities under the Securities Act and will be made in compliance with applicable state securities and blue sky laws. The Company shall thereupon permit or cause its transfer agent (if any) to permit such transfer or sale to be effected unless the Company, within five days after receipt of such notice and opinion, shall furnish to such holder and such holder's counsel (if any) an opinion of the Company's outside counsel which (i) states that such sale or transfer may not be effected without the registration of such Securities under the Securities Act (or will not be made in compliance with applicable securities and blue sky laws) and (ii) specifies the reasons, factual, legal or both, why such counsel's opinion differs from that of holder's counsel. However, if in such written notice to the Company the transferring holder informs the Company that the transfer or sale is to a purchaser or transferee whom the transferring holder knows or reasonably believes to be a "qualified institutional buyer," as that term is defined in Rule 144A promulgated under the Securities Act, no opinion of counsel shall be required.

               (f) TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of this Section 15, the restrictions imposed by this Section 15 upon the transferability of the Securities shall terminate as to any particular Securities when (i) such Securities shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, (ii) such Securities have been sold in accordance with Rule 144 or Rule 144A promulgated under the Securities Act, or (iii) written opinions to the effect that such restrictions are no longer required or necessary under any federal or state law or regulation have been received from counsel for the holder thereof (who may be inside counsel) and, if the Company shall so require, from counsel for the Company.

               (g) EXCHANGE, TRANSFER AND REPLACEMENT OF CERTIFICATES. Subject to this Section 15, upon surrender of any certificate representing Securities duly endorsed for exchange or transfer, the Company will, at its expense, or will cause its transfer agent, at the Company's expense, to issue in exchange therefor new certificates in such denominations as may be requested representing in the aggregate the same number of Securities represented by the certificate so surrendered and registered as such Stockholder may request. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing Securities and, in the case of any such loss, theft or destruction, upon delivery of an agreement of indemnity satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such certificate, the Company will issue, at its expense, or will cause its transfer agent, at the Company's expense, to issue a new certificate representing the same aggregate number of Securities represented by such lost, stolen, destroyed or mutilated certificate; PROVIDED, HOWEVER, that in the event of any loss, theft or destruction of any certificate representing Securities registered in the name of Warburg or any of its affiliates, or in the name of any other holder which is an institutional investor or its nominee, the Company shall not require such person or Affiliate or any other holder which is an institutional investor or its nominee to furnish any indemnity or surety bond in connection with the issuance of a new certificate therefor if the Company is furnished with an affidavit of the holder (if the holder is an individual) or, otherwise, the Chairman of the Board, President, any Vice President, Treasurer or any Assistant Treasurer of the holder (or, in the case of a nominee, the beneficial owner for which such holder is serving as nominee) setting forth the fact of such loss, theft or destruction and, together with such affidavit, such holder furnishes (or, in the case of a nominee, the beneficial owner for which such holder is serving as nominee furnishes) to the Company its written agreement to indemnify the Company with respect to such loss, theft or destruction; the Company shall, however, have the right to require any holder of Securities other than Warburg or any of its affiliates or any other holder which is an institutional investor or its nominee to furnish such an indemnity or surety bond. The party delivering any certificate representing Securities pursuant to this Section 15 will pay the cost of such delivery (including the cost of insurance against loss or theft in an amount satisfactory to the sender).

          16.  MISCELLANEOUS.

               (a) NOTICES. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following addresses:

          The Company:   Grubb & Ellis Company
                         One Montgomery Street
                         Telesis Tower
                         San Francisco, California 94104
                         Telephone Number:  (415) 956-4699
                         Telecopier Number:  (415) 274-9700
                         Attn:  General Counsel

          Warburg:       Warburg, Pincus Investors, L.P.
                         c/o E.M. Warburg, Pincus & Co., Inc.
                         466 Lexington Avenue
                         10th Floor
                         New York, NY  10017
                         Telephone Number:  (212) 878-0653
                         Telecopier Number:  (212) 878-9200
                         Attn:  Reuben S. Leibowitz

or to such other address as any party may designate by written notice to each other party. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery or courier service, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; or (c) if sent by telecopy, upon receipt.

               (b) SUCCESSORS, ASSIGNMENT. This Agreement shall be binding on and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that the Company may not assign or transfer its interest or obligations hereunder without the prior written consent of Warburg.

               (c) ENTIRE AGREEMENT; COUNTERPARTS; AMENDMENT. This Agreement, the Loan Agreement, and each of the other Loan Documents (as defined in the Loan Agreement) constitute the entire agreement between the Company and Warburg with respect to the subject matter hereof and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be executed in any number of counterparts and may be amended or modified only by a written instrument executed by each party hereto.

               (d) NO THIRD PARTY BENEFICIARIES. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any other of the Loan Documents to which it is not a party.

               (e) TIME IS OF THE ESSENCE. Time is of the essence of each and every provision of this Agreement.

               (f) SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

               (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Standby Agreement to be duly executed on its behalf by its officer thereunto duly authorized, as of the day and year first above written.

                              WARBURG, PINCUS INVESTORS, L.P.

                              By:  Warburg, Pincus & Co., General Partner



                              By:__________________________________________
                                   Name:
                                   Title:


                              GRUBB & ELLIS COMPANY



                              By:__________________________________________
                                   Name:
                                   Title:

EXHIBITS

     EXHIBIT 4.1 - FORM OF WARBURG AMENDED WARRANTS
     EXHIBIT 5.1 - FORM OF WARBURG NEW WARRANT
     EXHIBIT 6.1 - FORM OF CHARTER AMENDMENT
     EXHIBIT 11.1 - AMENDMENT TO PRUDENTIAL DEBT AGREEMENT

                    Exhibit 4.1 and 5.1 to Standby Agreement

                                     Stock Subscription Warrant to Subscribe for
                                                 ________ Shares of Common Stock


                   FORM OF RESTATED STOCK SUBSCRIPTION WARRANT

               THIS STOCK SUBSCRIPTION WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS STOCK SUBSCRIPTION WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS STOCK SUBSCRIPTION WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.


                           STOCK SUBSCRIPTION WARRANT

                      To Subscribe for and Purchase Shares
                               of Common Stock of

                              GRUBB & ELLIS COMPANY

                    THIS CERTIFIES THAT, for value received,

               [WARBURG, PINCUS INVESTORS, L.P. ("WARBURG")/THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL")] or registered assigns, is entitled to subscribe for and purchase from GRUBB & ELLIS COMPANY (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, at any time or from time to time during the period specified in paragraph 2 hereof, up to

                            _______________ THOUSAND

fully paid and nonassessable shares of the Company's Common Stock (the "Common Stock") at an exercise price per share of $3.50 (the "Exercise Price"). The number of shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in paragraph 4 hereof. These Stock Subscription Warrants were originally issued pursuant to the Agreement. The term "Warrants", as used herein, shall mean this Stock Subscription Warrant, including all amendments hereto. The term "Warrant Shares", as used herein, refers to the shares purchasable upon the exercise of the Warrants.

               Certain terms used herein and not elsewhere defined are defined in paragraph 15 hereof.

               This Warrant is subject to the following provisions, terms and conditions:

               1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. The rights represented by this Warrant may be exercised by the holder hereof in whole or in part (but not as to a fractional Warrant Share), by the surrender of this Warrant, together with a completed Exercise

Agreement in the form attached hereto, during normal business hours on any business day at the principal office of the Company (or such other office or agency of the Company in New York, New York or San Francisco, California as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company) at any time during the period set forth in paragraph 2 hereof and upon payment to the Company by certified check or bank draft of the Exercise Price for such shares, or, at the election of the holder hereof, by delivery of other Warrants equal in value to the aggregate Exercise Price with respect to such Warrants being exercised, the value of which other Warrants shall be deemed to equal the difference between the Market Price of a share of Common Stock on the date immediately preceding the date of exercise and the then current Exercise Price. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof or its designee as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five business days, after the rights represented by this Warrant shall have been so exercised. Each stock certificate so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of said holder or such other name (upon compliance with the transfer requirements hereinafter set forth) as shall be designated by said holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of said stock certificates, deliver to said holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. The Company shall pay all taxes and other expenses and charges payable in connection with the preparation, execution and delivery of stock certificates (and any new Warrants) pursuant to this paragraph except that, in case such stock certificates shall be registered in a name or names other than the holder of this Warrant or its nominee, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the holder hereof to the Company at the time of the delivery of such stock certificates by the Company as mentioned above.

               2. PERIOD OF EXERCISE. This Warrant is exercisable at any time or from time to time prior to January 29, 1998.

               3. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Warrant Shares will, upon issuance, be fully paid and nonassessable and free from preemptive rights and all taxes, liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per Warrant Share is at all times equal to or less than the effective Exercise Price. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company shall take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation and will be approved for listing on any domestic securities exchange upon which the Common Stock may be listed. The Company further covenants and agrees that it will, at any time, at its expense, promptly list on each national securities exchange on which any Capital Stock is at the time listed, upon official notice of issuance, Common Stock issuable upon the exercise of any Warrant as provided in paragraph 1 hereof, and maintain such listing of all shares of Common Stock from time to time issuable upon such exercise, and will, at any time, register under the Securities Exchange Act of 1934, as amended, all shares of Common Stock from time to time issuable upon such exercise if and at the time that any existing shares of Capital Stock are so registered.

               4. ANTI-DILUTION PROVISIONS. The Exercise Price set forth above shall be subject to adjustment from time to time as hereinafter provided. For purposes of this paragraph 4, the term "Capital Stock" as used herein includes the Company's Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include only Common Stock. Upon each adjustment of the Exercise Price, this Warrant shall thereafter represent the right to purchase, at the Exercise Price resulting from such adjustment, the largest number of shares of Common Stock obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable thereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

               In case the Company, at any time, shall be a party to any Transaction, each holder hereof, upon the exercise hereof at any time on or after the Consummation Date shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon exercise prior to the Consummation Date, the kind and amount of securities or property (including cash) which it would have owned or have been entitled to receive after the happening of such Transaction had this Warrant been exercised immediately prior to such Transaction.

               Notwithstanding anything contained herein to the contrary, the Company shall not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of Warrants, the surrender of Warrants or the satisfaction of exercise rights as provided herein, shall assume, by written instrument delivered to each holder of Warrants, the obligation to deliver to such holder such securities or other property to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to each holder of Warrants an opinion of counsel for such corporation or entity, satisfactory to each holder of Warrants, which opinion shall state that all the outstanding Warrants, including, without limitation, the exercise provisions applicable thereto, if any, shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity in accordance with the terms hereof and thereof and, together with such other matters as such holders may reasonably request.

               In case the Company shall (i) pay a dividend in shares of Capital Stock or securities convertible into Capital Stock or make a distribution to all holders of shares of Capital Stock in shares of Capital Stock or securities convertible into Capital Stock, (ii) subdivide its outstanding shares of Capital Stock, (iii) combine its outstanding shares of Capital Stock into a smaller number of shares of Capital Stock or (iv) issue by reclassification of its shares of Capital Stock other securities of the Corporation, the Exercise Price shall be adjusted (to the nearest cent) by multiplying the Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Capital Stock outstanding immediately prior to the occurrence of such event, and of which the denominator shall be the number of shares of Capital Stock outstanding (including any convertible securities issued pursuant to clause (i) or (iv) above on an as converted basis) immediately thereafter. An adjustment made pursuant to the foregoing sentence shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (d) NOTICE OF ADJUSTMENT. Upon the occurrence of any event requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to each holder of Warrants a certificate signed by the President or any Vice President and the Secretary or any Assistant Secretary of the Company (an "Officers' Certificate") stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon exercise of the Warrants, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Within 90 days after each fiscal year in which any such adjustment shall have occurred, or within 30 days after any request therefor by any holder of Warrants stating that such holder contemplates exercise of such Warrants, the Company will obtain and deliver to each holder of Warrants the opinion of its regular independent auditors or another firm of independent public accountants of recognized national standing selected by the Company's Board of Directors who are satisfactory to the registered holder of this Warrant, which opinion shall confirm the statements in the most recent Officers' Certificate delivered under this paragraph 4(d).

               (e)  OTHER NOTICES.  In case at any time:

               (i) the Company shall declare or pay to the holders of Capital Stock any dividend other than a regular periodic cash dividend or any periodic cash dividend in excess of 115% of the cash dividend for the comparable fiscal period in the immediately preceding fiscal year;

               (ii) the Company shall declare or pay any dividend upon Capital Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the holders of Capital Stock;

               (iii) the Company shall offer for subscription pro rata to the holders of Capital Stock any additional shares of stock of any class or other rights;

               (iv) there shall be any capital reorganization, or reclassification of the Capital Stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity;

               (v) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

               (vi)  there shall be any other Transaction;

then, in any one or more of such cases, the Company shall give to the holder of each Warrant (a) at least 15 days prior to any event referred to in clause (i) or (ii) above, at least 30 days prior to any event referred to in clause (iii),
(iv) or (v) above, and within five business days after it has knowledge of any pending Transaction, written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction known to the Company, at least 30 days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Capital Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Capital Stock shall be entitled to exchange their Capital Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction, as the case may be. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required.

               5. CERTAIN AGREEMENTS OF THE COMPANY. The Company covenants and agrees that:

               (a) CERTAIN ACTIONS PROHIBITED. The Company will not by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of any Warrant in order to protect the exercise rights of the holders of the Warrants. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of the Warrants above the Exercise Price then in effect, (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of all Warrants from time to time outstanding, (iii) will not take any action which results in any adjustment of the number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise, and (iv) will not issue any capital stock of any class which has the right to more than one vote per share or any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage (or floating rate related to market yields) of par value or stated value in aspect of participation in dividends and a fixed sum or percentage of par value or stated value in any such distribution of assets.

               (b) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

               (c) ISSUANCE OF WARRANT SECURITIES. If the issuance of any Warrant Shares required to be reserved for purposes of exercise of this Warrant or for the conversion of such Warrant Shares requires registration with or approval of any Federal governmental authority under any Federal or state law (other than any registration under the Securities Act) or listing on any national securities exchange, before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, use its best efforts to cause such shares to be duly registered or approved, or listed on the relevant national securities exchange, as the case may be, at such time, so that such shares may be issued in accordance with the terms hereof and so converted.

               6. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of Warrants shall be made without charge to the holders of such Warrants or such shares for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of the Warrant exercised.

               7. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Warrant, of any Warrant Shares issued or issuable upon the exercise of any Warrant or in any manner which interferes with the timely exercise of this Warrant.

               8. AMENDMENTS TO TERMS OF WARRANT SHARES. The Company will not amend the terms of the Warrant Shares.

               9. AVAILABILITY OF INFORMATION. The Company will cooperate with each holder of any Warrants or Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrants or Warrant Shares. The Company will deliver to any person at the time holding any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Securities and Exchange Commission.

               10. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

               11.  TRANSFER AND EXCHANGE.

               (a) (1) The transfer of this Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to below by the holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the registration of transfer hereof on the books of the Company; and until due presentment for registration of transfer on such books the Company may treat the registered holder hereof as the owner and holder for all purposes, and the Company shall not be affected by notice to the contrary.

               (2) The holder of this Warrant, by acceptance hereof, understands that the Warrant Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being or will be acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Warrant Securities may be resold without registration under the Securities Act only in certain limited circumstances. The holder of this Warrant, by acceptance hereof, agrees to comply with all applicable laws (including, without limitation, any filing required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976) upon exercise hereof.

               The holder of this Warrant, by acceptance hereof, represents that such holder is acquiring this Warrant and any Warrant Shares to be issued upon exercise hereof for its own account (including any separate account) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. The holder hereof further represents that such holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant Securities as required by Section (b)(2)(ii)(v) of Rule 502 of Regulation D under the Securities Act.

               Without in any way limiting the foregoing, the holder hereof further agrees not to make any disposition of all or any portion of the Warrant Securities unless and until:

               (x) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (y) (i) The holder hereof shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company (it being understood that if the holder of this Warrant is a party to the Agreement, counsel who is such party's employee shall be deemed reasonably satisfactory to the Company), that such disposition will not require registration of such Warrant Securities under the Securities Act.

               (b) REGISTER. The Company shall maintain, at the principal office of the Company (or such other office or agency of the Company in New York, New York or San Francisco, California as it may designate by notice to the holder hereof), a register for the Warrants, in which the Company shall record the name and address of the person in whose name a Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant. Within 10 days after any holder of Warrants shall by notice request the same, the Company will deliver to such holder a certificate, signed by one of its officers, listing the name and address of every other holder of Warrants and/or Warrant Shares, as such information appears in said register and in the stock transfer books of the Company at the close of business on the day before such certificate is signed.

               (c) WARRANTS EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in paragraph 11(b), for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder of Common Stock, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

               (d) REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond (or, in the case of any institutional holder, an indemnity agreement) reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

               (e) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any exchange, transfer or replacement as provided in this paragraph 11, this Warrant shall be promptly cancelled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this paragraph 11.

               12. NOTICES. All notices, requests and other communications required or permitted to be given or delivered to the holders of Warrants shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to each holder at the address shown on the register for the Warrants, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests and other communications required or permitted to be given or delivered to the Company shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to the office of the Company, at One Montgomery Street, San Francisco, California 94104,
Attention: Chief Financial Officer, with a copy to General Counsel, or at such other address as shall have been furnished to the holders of Warrants by notice from the Company. Any such notice, request or other communication may be sent by telegram or telex, but shall in such case be subsequently confirmed by a writing delivered or sent by certified or registered mail as provided above.
All notices shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram or telex) any officer or employee of the person entitled to receive such notice at the address of such person for purposes of this paragraph 12, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

               13. GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of New York without regard to the principles of conflicts of laws.

               14. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

               15. DEFINITIONS. For the purpose of this Warrant, the following terms shall have the following meanings:

               "ADDITIONAL SHARES OF CAPITAL STOCK" shall mean all shares (including treasury shares) of Capital Stock issued or sold (or, pursuant to paragraph 4(a) deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than shares of Common Stock issued upon the exercise of the Warrants.

               "CAPITAL STOCK" shall have the meaning assigned to such term in paragraph 4.

               "CONSUMMATION DATE" shall mean the date of the consummation of a Transaction.

               "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or securities directly or indirectly convertible into or exchangeable for Additional Shares of Capital Stock.

               "MARKET PRICE" shall mean, on any date specified herein, (A) if any class of Capital Stock is listed or admitted to trading on any national securities exchange, the highest price obtained by taking the arithmetic mean over a period of twenty consecutive Trading Days ending the second Trading Day prior to such date of the average, on each such Trading Day, of the high and low sale price of shares of each such class of Capital Stock or if no such sale takes place on such date, the average of the highest closing bid and lowest closing asked prices thereof on such date, in each case as officially reported on all national securities exchanges on which each such class of Capital Stock is then listed or admitted to trading, or (B) if no shares of any class of Capital Stock are then listed or admitted to trading on any national securities exchange, the highest closing price of any class of Capital Stock on such date in the over-the-counter market as shown by NASDAQ or, if no such shares of any class of Capital Stock are then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company. If no shares of any class of Capital Stock are then listed or admitted to trading on any national securities exchange and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, "Market Price" shall mean the higher of (x) the book value per share of Capital Stock (assuming for the purposes of this calculation the economic equivalence of all shares of all classes of Capital Stock) as determined on a fully diluted basis in accordance with generally accepted accounting principles by a firm of independent public accountants of recognized standing (which may be its regular auditors) selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the fair value per share of Capital Stock (assuming for the purposes of this calculation the economic equivalence of all shares of all classes of Capital Stock), as determined on a fully diluted basis in good faith by an independent brokerage firm or Standard & Poor's Corporation (as selected by the Board of Directors of the Company), as of a date which is 15 days preceding the date as of which the determination is to be made.

               "OPTIONS" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Capital Stock or Convertible Securities.

               "OTHER SECURITIES" shall mean any stock (other than Capital Stock) and any other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise or partial exercise of the Warrants, in lieu of or in addition to Common Stock.

               ["PRUDENTIAL WARRANTS" SHALL MEAN ALL WARRANTS, INCLUDING ANY AMENDMENTS THERETO, ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED NOVEMBER 2, 1992 BETWEEN THE COMPANY AND PRUDENTIAL.]

               "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

               "TRADING DAY" shall mean any day on which the New York Stock Exchange is open for trading on a regular basis.

               "TRANSACTION" shall mean any transaction to which the Company is a party at any time (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the Capital Stock) in which the previously outstanding Capital Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing or in which the Capital Stock ceases to be a publicly traded security either listed on the New York Stock Exchange or the American Stock Exchange or quoted by NASDAQ or any successor thereto or comparable system.

               ["WARBURG WARRANTS" SHALL MEAN ALL WARRANTS, INCLUDING ANY AMENDMENTS THERETO, ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED NOVEMBER 2, 1992 BY AND AMONG THE COMPANY, WARBURG AND JOE F. HANAUER.]

               "WARRANT SECURITIES" shall mean the Warrants and the Warrant Shares.

               16.  MISCELLANEOUS.

               (a) AMENDMENTS. This Warrant and any provision hereof may be amended or waived only by an instrument in writing signed by the holders of then outstanding [PRUDENTIAL] [WARBURG] Warrants representing the right to purchase not less than a majority of the total number of shares of Common Stock issuable upon exercise of all then outstanding [PRUDENTIAL] [WARBURG] Warrants then not transferable without registration under the Securities Act and, if it is to be bound thereby, by the Company.

               (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.


               IN WITNESS WHEREOF, GRUBB & ELLIS COMPANY has caused this Stock Subscription Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and the Warrant to be dated as of _____________, 1994.

                                        GRUBB & ELLIS COMPANY


                                        By  ____________________________
                                        Title:



Attest:


By  ____________________________
Title:

                           FORM OF EXERCISE AGREEMENT


                                                                            Date


To:


               The undersigned, pursuant to the provisions set forth in the within Stock Subscription Warrant, hereby agrees to subscribe for and purchase ________ shares of Common Stock covered by such Stock Subscription Warrant, and makes payment herewith in full therefor at the price per share provided by such Stock Subscription Warrant [in cash] [by delivery of $_____ principal amount of ______ Notes] [by cancellation of $______ of accrued and unpaid interest on ______ Notes].


                                        Name__________________________

                                        Title_________________________

                                        Company_______________________

                                        Signature_____________________

                                        Address_______________________

                                        ______________________________

                                   ASSIGNMENT



FOR VALUE RECEIVED

hereby sells, assigns and transfers all of the rights of the undersigned under the within Stock Subscription Warrant, with respect to the number of Warrant Shares covered thereby set forth hereinbelow to:

Name of Assignee         Address                  No. of Shares
- ----------------         -------                  -------------







Dated:  ___________, 19__.


                                        Name__________________________

                                        Title_________________________

                                        Company_______________________

                                        Signature_____________________

                                        Witness_______________________